UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2007

                          Infinity Capital Group, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



                                    Maryland
                             ----------------------
                 (State or other jurisdiction of incorporation)



        000-30999                                      16-1675285
---------------------------                        -------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)


              80 Broad Street, 5th Floor, New York, New York 10004
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

           ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:
                ELECTION OF DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS...... 1

SECTION 6. RESERVED............................................................1

SECTION 7. REGULATION FD ......................................................1

SECTION 8. OTHER EVENTS........................................................1

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................2

SIGNATURES.....................................................................2

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


Not Applicable.

                        SECTION 2 - FINANCIAL INFORMATION


Not Applicable.

                   SECTION 3 - SECURITIES AND TRADING MARKETS


Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

On August 2, 2007 Steven Katz resigned as Director of the Company. At the time of his resignation, Steven Katz had no disagreements with the Registrant on any matters relating to the Registrant's operations, policies or practices.


                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


Not Applicable.

                            SECTION 8 - OTHER EVENTS

Not Applicable.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                       ----------------------------------
                                  (Registrant)

                               Dated: August 7, 2007

                              /s/Gregory H. Laborde
                       _________________________________
                          Gregory H. Laborde, President



















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